©2008 ADS Alliance Data Systems, Inc. Alliance Data NYSE:ADS Q4 2008 Exhibit 99.1

2008 Q4 ADS Roadshow 2
©2008 ADS Alliance Data Systems, Inc.
Alliance Data’s Safe Harbor
Statement/Forward-Looking Statements
•
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.
•
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. These risks, uncertainties and assumptions include those made with respect to and any developments related to the termination of the proposed merger with an affiliate of The Blackstone Group, including risks and uncertainties arising from actions that the parties to the merger agreement or third parties may take in connection therewith. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
•
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's
Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

2008 Q4 ADS Roadshow 3
©2008 ADS Alliance Data Systems, Inc.
Financial Measures
•
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as adjusted EBITDA, operating EBITDA and cash earnings per share. The
Company believes that these non-GAAP measures, viewed in addition to and not in lieu of the Company's reported GAAP results, provide useful information to investors regarding its performance and overall results of operations. These metrics are an integral part of the
Company's internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Definitions of these financial terms and reconciliations of these financial measures to comparable GAAP measures are available on the Company's website, except where, as in the case of adjusted EBITDA, operating
EBITDA and cash earnings per share, the appropriate GAAP financial measure is not available on a forward-looking basis. The financial measures presented are consistent with the Company's historical financial reporting practices, except as noted with respect to the
Company’s revised segment reporting. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in our various agreements or public filings.

2008 Q4 ADS Roadshow 4
©2008 ADS Alliance Data Systems, Inc.
2008 Guidance
Full Year
($MM)
• Revenues $2,050
• Op. EBITDA $   700
• Adjusted EBITDA $   660
• Cash EPS $4.40 13%
• Cash EPS increased from $4.35 to $4.40
• Raising guidance despite headwinds from:
• Uptick in Credit Losses
• Full year tracking to guidance 6.5%
• Q4 – bit of a bubble – October high 7% losses, then settling down
– Delinquencies remain stable (high 5% range)
• Abnormal Credit Markets funding costs
• CDN$ F/X

2008 Q4 ADS Roadshow 5
©2008 ADS Alliance Data Systems, Inc.
2009 Guidance
Full-Year
($MM)
BASE REVS Adjusted EBITDA
•
Loyalty 18%/20% revs/EBITDA
•
Epsilon 8%/13% revs/EBITDA
•
Private Label 12%/12% revs EBITDA
•
Corporate O/H – Flat
$2,300 $770
ADJUSTMENTS TO BASE
•
Credit Losses (100bps) ($44) ($44)
•
Funding/liquidity “insurance” ($25) ($25)
•
F/X ( 10¢) ($80) ($20)
($150) ($90)
2009 Guidance $2,150 $680

2008 Q4 ADS Roadshow 6 ©2008 ADS Alliance Data Systems, Inc. 2009 Guidance • Revenues: $2,150MM • Op. EBITDA: $ 720MM • Adjusted EBITDA: $ 680MM • Cash EPS: $5.15 - $5.20 17% – 18%

2008 Q4 ADS Roadshow 7
©2008 ADS Alliance Data Systems, Inc.
Growth & Shift In Operating EBITDA (Op. Cash Flow)
Loyalty/Marketing/Services 56% 70%
Credit 44% 30%
20% CAGR
2005 2009
$352MM $720MM
Loyalty
Epsilon
PL Services
PL Credit
44%
24%
9%
23%
30%
33%
20%
17%

2008 Q4 ADS Roadshow 8
©2008 ADS Alliance Data Systems, Inc.
2003-2009e
(in $MM, except per share)
Adjusted EBITDA
$660
2003        2004      2005         2006          2007      2008e        2009e
Cash EPS
2003       2004        2005         2006          2007         2008e         2009e
$1.00
$1.54
$1.99
$3.14
$3.88
$4.40
$189
$255
$321
$498
$632
$680
$5.15 - $5.20

2008 Q4 ADS Roadshow 9
©2008 ADS Alliance Data Systems, Inc.
Alliance Data: A Unique Business Model
•
Highly sophisticated transaction-based programs are measurable, trackable and allow for micro-segmentation of clients’ customers.
•
Drives high ROIs for our clients and displaces traditional marketing channels, a $670 billion market.
•
Comprehensive nature of our programs cuts across many traditional industries.
Largest and Most Comprehensive Provider of Transaction-
based Marketing and Loyalty Solutions
Very “sticky” programs: recession resistant and resilient pricing power
• Multi-channel marketing strategy
• Data products
• Database design and build
• Analytics
• Permission-based email
• Customer care
• Processing
• Credit

BMO Bank of Montreal

Giving our best

Canada Safeway Limited

AMERICAN EXPRESS

JEAN COUTU

AllianceData

2008 Q4 ADS Roadshow 10
©2008 ADS Alliance Data Systems, Inc.
2008 Outlook: Loyalty Services - Canada
•
AIR MILES
®
Reward Program is the Largest Mass
Consumer Coalition Loyalty Program in Canada
•
70% of Canadian Households Active in the Program
•
One of Canada’s Most Recognizable Brands
•
Despite Name, Revenues are not Driven by Airline
Industry.
•
Revenues Generated from Consumers’
Non-discretionary, High Frequency, Everyday Spend
•
Gas, Grocery, Pharmacy, Etc.
•
Long Term Contracts with High Renewal Rate
•
Expect >25% Adjusted EBITDA Growth in 2008
•
100% Organic; driven by network effect, new sponsors, and
larger commitments from current sponsors
Shell Oil of Canada

Bank of America

Pfizer

Hilton

BEST BUY

Edward Jones
MAKING SENSE OF INVESTING

BARNES & NOBLE

AllianceData

2008 Q4 ADS Roadshow 11
©2008 ADS Alliance Data Systems, Inc.
2008 Outlook: Epsilon Marketing Services
•
Only Recognized Leader in Both Database Marketing and
Email Marketing Services by Forrester
•
Most Comprehensive and Only Integrated Database
Marketing Services Firm in the Industry
•
Marketing Strategy
•
Database Management
•
Proprietary Data Services
•
Analytical Services
•
Distribution (35BN+ Permission-based Emails Sent Annually)
•
Coalition Programs: Abacus, CitiBank
®
ThankYou
®
Network
•
Individual Programs: Hilton HHonors
®
, Barnes & Noble, Pfizer
•
Top 25 Clients have Average Tenure of 10 Years
•
Expect Double-digit Adjusted EBITDA Growth in 2008
•
$670BN Market: TV, radio, newspapers, magazines, outdoor,
direct response & mail, events & promos
•
Massive Shift to ROI-based Programs
•
100% Organic: Larger Commitments from Existing Clients and
New Clients

ANNTAYLOR

J.CREW

Crate&Barrel

VICTORIA'S SECRET

Eddie Bauer
EST. 1920

POTTERY BARN

AllianceData

2008 Q4 ADS Roadshow 12
©2008 ADS Alliance Data Systems, Inc.
2008 Outlook: Private Label Services
•
Fully Integrated Loyalty-driven Private Label and
Co-brand Programs
•
Loyalty & Marketing Programs
•
High-end Customer Care
•
Transaction Processing
•
Consumer’s Choice Driven by Loyalty and Relationship
to Retailer, not a Need for Credit
•
2 of 3 Services (Loyalty/Marketing and Customer Care)
Provide “Special Sauce” That Makes the Business
Unique
•
High Renewal Rate; Key Clients with Long Tenure
•
Expect Mid-single Digit Adjusted EBITDA Growth in
2008
•
280+ potential clients (130 have a program today)
•
We have 95 of the 130 programs
•
Sign 4-5 new clients per year (2008: 9-10)

2008 Q4 ADS Roadshow 13
©2008 ADS Alliance Data Systems, Inc.
2008 Outlook: Private Label Credit
•
11MM Active Households Each Month
•
85% Female; Mid-to High-Income
•
Customer Views as Loyalty Program, not an Extension of Credit
•
700 Average Bureau Score; Small Average Balances ($350/acct.)
•
No Sub-prime Targeting
•
Expect Negative Adjusted EBITDA Growth in 2008 – It’s not the Macro Issues; It’s Lane
Bryant
•
2008 “drag” eliminated for 2009 – Lane Bryant anniversary and 10 new signings ramping-
up